EXHIBIT 99.1

DIVINE SKIN LABORATORIES, S.A. DE C.V.

TABLE OF CONTENTS

PAGE

INDEPENDENT AUDITOR’S OPINION	3 - 4

FINANCIAL STATEMENTS – USGAAP (AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2010)	5 - 8

FINANCIAL STATEMENTS – USGAAP (AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011)	9 - 12

FINANCIAL STATEMENTS – USGAAP (AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011)	13 - 16

FINANCIAL STATEMENTS – USGAAP (AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012)	17 - 20

FINANCIAL STATEMENTS (COMPARATIVE)	21 – 23

NOTES TO THE AUDIT	24 - 29

INDEPENDENT AUDITORS´S OPINION

To the Honorable Board of Directors of:

DIVINE SKIN LABORATORIES, S.A. DE C.V.

We have audited the Financial Position Statements of DIVINE SKIN LABORATORIES, S.A. DE C.V., as of September 30, 2012, December 31, 2011 and December 31, 2010, the Correlative Profit and Loss Statements and the Cash Flow Statements for the years that ended on those dates and review the Financial Position Statement of DIVINE SKIN LABORATORIES, S.A. DE C.V., as of September 30, 2011, the Correlative Profit and Loss Statement and the Cash Flow Statement for the year that ended on that date.

These Financial Statements are the responsibility of DIVINE SKIN LABORATORIES, S.A. DE C.V. management. Our responsibility consists of expressing an opinion on these Financial Statements with grounds on our audit.

We conducted our Audit in accordance with Generally Accepted Auditing Standards and an identification of the United States of America as the country of origin of those standards. Also we conducted our Audit in accordance with the Auditing standards in Mexico. Those standards require that we plan and perform the Audit to obtain reasonable assurance about whether the Financial Statements are free of material misstatement.

Our audit consisted on the exam, with grounds on selective test basis, evidence supporting the amounts and disclosures in the Financial Statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Financial Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

1. ‐ As mentioned in the third note to the Financial Statements, the firm has not acknowledged the effects of the inflation in the Financial Information up to September 30, 2012, December 31, 2011, September 30, 2011 and December 31, 2010, established by the Financial Reporting Standards in Mexico, which should be considered important because of the amount and age of the non-monetary assets, the shareholders’ investment and the average monetary position during the fiscal year.

During the fiscal years of 2010 and 2011, as of well as of September 30, 2012, it´s not required to recognize the inflation of the year, because the sum of the inflation of the years 2009, 2010 and 2011 does not exceed the 26%.

2. ‐ As mentioned in the fourth note, the firm has not acknowledged the effects of employee obligations according to Financial Reporting Standards in Mexico (NIF D‐3) as of September 30, 2012.

3. ‐ As mentioned in the fifth note, the firm has not acknowledged the effects of profit tax, according to

Financial Reporting Standards in Mexico (NIF D‐4) as of September 30, 2012.

In our opinion, the Financial Statements referred above present fairly, in all material aspects, the Financial Position of DIVINE SKIN LABORATORIES, S.A. DE C.V., as of September 30, 2012, December 31, 2011, September 30, 2011 and December 31, 2010, and the results of its operations, comprehensive Income and its Cash flows for the years then ended in conformity with the Accounting Principles Generally Accepted in the United States of America and the Financial Reporting Standards applicable in México.

C.P.C. GERMAN GODOY LUNA

Registro en la  A.G.A.F.F. 1 6221

México City, February 11, 2013.

DIVINE SKIN LABORATORIES, S.A. DE C.V.

STATEMENT OF FINANCIAL POSITION

As of December 31st, 2010.

(Amounts stated in USGAAP)

	2010

ASSETS

CURRENT ASSETS

CASH AND CASH EQUIVALENTS	5,582	N1
ACCOUNTS RECEIVABLE	97,786	N2
COLLECTABLE TAXES	349	N3
INVENTORY	51,498
PREPAID EXPENSES	4,082	N4
OTHER ASSETS	390	N5
	159,687
FIXED ASSETS

PROPERTY, PLANT AND EQUIPMENT	21,695	N6
ACCUMULATED DEPRECIATION	(1,850)
	19,845

DEFERRED ASSETS

EXPENSES TO BE AMORTIZED
AMORTIZATIONS
	‐
TOTAL ASSETS	179,532

LIABILITIES

ACCOUNTS PAYABLE	203,557	N7
PAYABLE TAXES	941
OTHER LIABILITIES	13,377	N8
	217,875

CAPITAL

CAPITAL	4,049
NET INCOME OF THE YEAR	(19,027)
ACCUMULATED LOSS	(23,484)	N9
ACCUMULATED GAIN	119	N10
ACCUMULATED EFFECT FOR CONVERSION
	(38,343)

TOTAL LIABILITIES AND CAPITAL	179,532

DIVINE SKIN LABORATORIES, S.A. DE C.V.

STATEMENT OF INCOME

For the year ended December 31st, 2010.

(Amounts stated in USGAAP)

2010

TOTAL REVENUE	551,465
COST OF SALES	349,385
GROSS PROFIT	202,079

OPERATING EXPENSES

ADMINISTRATIVE EXPENSES	217,785

OPERATING PROFIT	(15,705)

INTEREST INCOME	-

INTEREST EXPENSE	(2,165)

FOREIGN EXCHANGE GAIN	7,479

FOREIGN EXCHANGE LOSS	(8,855)

OTHER INCOMES AND EXPENSES

OTHER INCOMES	275

OTHER EXPENSES	(56)

(3,322)

PROFIT BEFORE TAXES	(19,027)

TAXES

INCOME TAX	-

NET PROFIT	(19,027)

DIVINE SKIN LABORATORIES, S.A. DE C.V.

STATEMENT OF CASH FLOW

For the year ended December 31st, 2010.

(Amounts stated in USGAAP)

2010

OPERATING ACTIVITIES
NET PROFIT BEFORE TAXES	(19,027)
ADJUSTEMENTS:

DEPRECIATION AND AMORTIZATION	1,267
DEFERRED INCOME TAX PROVISION	0
CHANGES IN ASSETS AND LIABILITIES, NET OF EFFECTS OF ACQUISITIONS:
ACCOUNTS RECEIVABLE	(49,439)
INVENTORY	26,265
PREPAID EXPENSES	0
OTHER ASSETS	0
PAYABLE TAXES	290
SUPPLIERS	36,408
OTHER LIABILITIES	9,660

NET CASH PROVIDED BY OPERATING ACTIVITIES	5,424

INVESTING ACTIVITIES
ACQUISITION OF FIXED ASSETS	(20,238)
EXPENSES TO BE AMORTIZED	0
INCREASE OF CAPITAL	0

NET CASH FLOW PROVIDED BY INVESTING ACTIVITIES	(20,238)

FINANCING ACTIVITIES
DIVIDENDS TO SHAREHOLDERS	0

NET CASH FLOW PROVIDED BY FINANCING ACTIVITIES	0

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	0
NET INCREASE(DECREASE) IN CASH AND CASH EQUIVALENTS	(14,813)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	20,396
CASH AND CASH EQUIVALENTS AT END OF YEAR	5,582

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
CASH PAID FOR INTEREST	2,165

DIVINE SKIN LABORATORIES, S.A. DE C.V.

NOTES TO THE FINANCIAL STATEMENTS

As of December 31st, 2010.

(Amounts stated in USGAAP)

			2010

N1	CASH AND CASH EQUIVALENTS		5,582
	CASH	1,300
	BANAMEX (794)	1,384
	BANAMEX (575)	2,870
	BANCOMER	0
	OTHERS	28

N2	ACCOUNTS RECEIVABLE		97,786
	CUSTOMERS M.N	87,562
	CUSTOMERS 0%	1,134
	DEBTORS M.N.	6,573
	DEBTORS M.E.	2,518

N3	COLLECTABLE TAXES		349
	VAT IN FAVOR	349

N4	PREPAID EXPENSES		4,082
	PREPAID TAXES	3,596
	ADVANCE TO SUPPLIERS M.E.	0
	ADVANCE TO SUPPLIERS M.N.	486

N5	OTHER ASSETS		390
	CREDITABLE VAT NOT PAID	390

N6	PROPERTY, PLANT AND EQUIPMENT		21,695
	TRANSPORT EQUIPMENT	19,423
	COMPUTER EQUIPMENT OFFICE EQUIPMENT	2,272

N7	ACCOUNTS PAYABLE		203,557
	FOREIGN SUPPLIERS	56,037
	SUNDRY CREDITORS	147,520

N8	OTHER LIABILITIES		13,377
	ADVANCE FOR CUSTOMERS	1,300
	VAT PAID TO BE CHARGE	12,077

N9	ACCUMULATED LOSS		23,484
	FISCAL YEAR 2008	16,580
	FISCAL YEAR 2009	6,904
	FISCAL YEAR 2010

N10	ACCUMULATED GAIN		119
	FISCAL YEAR 2007	119
	FISCAL YEAR 2011

DIVINE SKIN LABORATORIES, S.A. DE C.V.

STATEMENT OF FINANCIAL POSITION

As of December 31st, 2011.

(Amounts stated in USGAAP)

	2011

ASSETS

CURRENT ASSETS

CASH AND CASH EQUIVALENTS	12,137	N1
ACCOUNTS RECEIVABLE	357,647	N2
COLLECTABLE TAXES	15,637	N3
INVENTORY	135,239
PREPAID EXPENSES	19,766	N4
OTHER ASSETS	23,496	N5
	563,922
FIXED ASSETS

PROPERTY, PLANT AND EQUIPMENT	77,960	N6
ACCUMULATED DEPRECIATION	(14,305)
	63,655

DEFERRED ASSETS

EXPENSES TO BE AMORTIZED	180,061
AMORTIZATIONS
	180,061
TOTAL ASSETS	807,639

LIABILITIES

ACCOUNTS PAYABLE	447,197	N7
PAYABLE TAXES	12,866
OTHER LIABILITIES	48,873	N8
	508,936

CAPITAL

CAPITAL	118,300
NET INCOME OF THE YEAR	217,938
ACCUMULATED LOSS	(37,640)	N9
ACCUMULATED GAIN	105	N10
ACCUMULATED EFFECT FOR CONVERSION
	298,703

TOTAL LIABILITIES AND CAPITAL	807,639

DIVINE SKIN LABORATORIES, S.A. DE C.V.

STATEMENT OF INCOME

For the year ended December 31st, 2011.

(Amounts stated in USGAAP)

2011

TOTAL REVENUE	1,145,219
COST OF SALES	547,067
GROSS PROFIT	598,152

OPERATING EXPENSES

ADMINISTRATIVE EXPENSES	350,793

OPERATING PROFIT	247,359

INTEREST INCOME	-

INTEREST EXPENSE	(2,505)

FOREIGN EXCHANGE GAIN	21,372

FOREIGN EXCHANGE LOSS	(35,657)

OTHER INCOMES AND EXPENSES

OTHER INCOMES	20

OTHER EXPENSES	(1)

(16,771)

PROFIT BEFORE TAXES	230,587

TAXES

INCOME TAX	12,650

NET PROFIT	217,938

DIVINE SKIN LABORATORIES, S.A. DE C.V.

STATEMENT OF CASH FLOW

For the year ended December 31st, 2011.

(Amounts stated in USGAAP)

2011

OPERATING ACTIVITIES
NET PROFIT BEFORE TAXES	230,587
ADJUSTEMENTS:

DEPRECIATION AND AMORTIZATION	12,455
DEFERRED INCOME TAX PROVISION	(12,650)
CHANGES IN ASSETS AND LIABILITIES, NET OF EFFECTS OF ACQUISITIONS:
ACCOUNTS RECEIVABLE	(259,861)
INVENTORY	(83,741)
PREPAID EXPENSES	(15,684)
OTHER ASSETS	(38,394)
PAYABLE TAXES	11,925
SUPPLIERS	243,640
OTHER LIABILITIES	35,496

NET CASH PROVIDED BY OPERATING ACTIVITIES	(106,814)

INVESTING ACTIVITIES
ACQUISITION OF FIXED ASSETS	(56,265)
EXPENSES TO BE AMORTIZED	(180,061)
INCREASE OF CAPITAL	114,251

NET CASH FLOW PROVIDED BY INVESTING ACTIVITIES	(122,075)

FINANCING ACTIVITIES
DIVIDENDS TO SHAREHOLDERS	0

NET CASH FLOW PROVIDED BY FINANCING ACTIVITIES	0

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	4,857
NET INCREASE(DECREASE) IN CASH AND CASH EQUIVALENTS	6,555

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	5,582
CASH AND CASH EQUIVALENTS AT END OF YEAR	12,137

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
CASH PAID FOR INTEREST	2,505

DIVINE SKIN LABORATORIES, S.A. DE C.V.

NOTES TO THE FINANCIAL STATEMENTS

As of December 31st, 2011.

(Amounts stated in USGAAP)

			2011

N1	CASH AND CASH EQUIVALENTS		12,137
	CASH	1,138
	BANAMEX (794)	1,169
	BANAMEX (575)	9,338
	BANCOMER	467
	OTHERS	25

N2	ACCOUNTS RECEIVABLE		357,647
	CUSTOMERS M.N.	336,399
	M.N CUSTOMERS 0%	3,434
	DEBTORS M.N.	15,296
	DEBTORS M.E.	2,518

N3	COLLECTABLE TAXES		15,637
	VAT IN FAVOR	15,637

N4	PREPAID EXPENSES		19,766
	PREPAID TAXES	7,975
	ADVANCE TO SUPPLIERS M.E.	11,371
	ADVANCE TO SUPPLIERS M.N.	419

N5	OTHER ASSETS		23,496
	CREDITABLE VAT NOT PAID	23,496

N6	PROPERTY, PLANT AND EQUIPMENT		77,960
	TRANSPORT EQUIPMENT	66,864
	COMPUTER EQUIPMENT	9,845
	OFFICE EQUIPMENT	1,252

N7	ACCOUNTS PAYABLE		447,197
	FOREIGN SUPPLIERS	202,781
	SUNDRY CREDITORS	244,416

N8	OTHER LIABILITIES		48,873
	ADVANCE FOR CUSTOMERS	2,473
	VAT PAID TO BE CHARGE	46,400

N9	ACCUMULATED LOSS		37,640
	FISCAL YEAR 2008	14,680
	FISCAL YEAR 2009	6,113
	FISCAL YEAR 2010	16,847

N10	ACCUMULATED GAIN		105
	FISCAL YEAR 2007	105

DIVINE SKIN LABORATORIES, S.A. DE C.V.

STATEMENT OF FINANCIAL POSITION

As of September 30st, 2011.

(Amounts stated in USGAAP)

	2011

ASSETS

CURRENT ASSETS

CASH AND CASH EQUIVALENTS	6,736	N1
ACCOUNTS RECEIVABLE	245,965	N2
COLLECTABLE TAXES	2,996	N3
INVENTORY	104,862
PREPAID EXPENSES	16,767	N4
OTHER ASSETS	10,508	N5
	387,833
FIXED ASSETS

PROPERTY, PLANT AND EQUIPMENT	73,924	N6
ACCUMULATED DEPRECIATION	(9,624)
	64,300

DEFERRED ASSETS

EXPENSES TO BE AMORTIZED	51,010
AMORTIZATIONS
	51,010
TOTAL ASSETS	503,143

LIABILITIES

ACCOUNTS PAYABLE	334,663	N7
PAYABLE TAXES	43,373
OTHER LIABILITIES	31,016	N8

	409,052

CAPITAL

CAPITAL	3,623
NET INCOME OF THE YEAR	170,679
LEGAL RESERVE	0
NET INCOME OF THE YEAR	128,406
ACCUMULATED LOSS	(38,044)	N9
ACCUMULATED GAIN	106	N10
ACCUMULATED EFFECT FOR CONVERSION
	94,091

TOTAL LIABILITIES AND CAPITAL	503,143

DIVINE SKIN LABORATORIES, S.A. DE C.V.

STATEMENT OF INCOME

For the nine months ended September 30st, 2011.

(Amounts stated in USGAAP)

2011

TOTAL REVENUE	795,832
COST OF SALES	401,838
GROSS PROFIT	393,993

OPERATING EXPENSES

ADMINISTRATIVE EXPENSES	209,413

OPERATING PROFIT	184,580

INTEREST INCOME	-

INTEREST EXPENSE	(1,698)

FOREIGN EXCHANGE GAIN	8,634

FOREIGN EXCHANGE LOSS	(20,855)

OTHER INCOMES AND EXPENSES

OTHER INCOMES	20

OTHER EXPENSES	(1)

(13,901)

PROFIT BEFORE TAXES	170,679

TAXES

INCOME TAX	42,273

NET PROFIT	128,406

DIVINE SKIN LABORATORIES, S.A. DE C.V.

STATEMENT OF CASH FLOW

For the nine months September 30, 2011.

(Amounts stated in USGAAP)

2011

OPERATING ACTIVITIES
NET PROFIT BEFORE TAXES	170,679
ADJUSTEMENTS:
DEPRECIATION AND AMORTIZATION	7,774
DEFERRED INCOME TAX PROVISION	(42,273)
CHANGES IN ASSETS AND LIABILITIES, NET OF EFFECTS OF ACQUISITIONS:
ACCOUNTS RECEIVABLE	(148,179)
INVENTORY	(53,364)
PREPAID EXPENSES	(12,685)
OTHER ASSETS	(12,765)
PAYABLE TAXES	42,431
SUPPLIERS	131,106
OTHER LIABILITIES	17,639

NET CASH PROVIDED BY OPERATING ACTIVITIES	(70,316)

INVESTING ACTIVITIES
ACQUISITION OF FIXED ASSETS	(52,229)
EXPENSES TO BE AMORTIZED	(51,010)
INCREASE OF CAPITAL	0

NET CASH FLOW PROVIDED BY INVESTING ACTIVITIES	(103,239)

FINANCING ACTIVITIES
DIVIDENDS TO SHAREHOLDERS	0

NET CASH FLOW PROVIDED BY FINANCING ACTIVITIES	0

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	4,030
NET INCREASE(DECREASE) IN CASH AND CASH EQUIVALENTS	1,154

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	5,582
CASH AND CASH EQUIVALENTS AT END OF YEAR	6,736

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
CASH PAID FOR INTEREST	1,698

DIVINE SKIN LABORATORIES, S.A. DE C.V.

NOTES TO THE FINANCIAL STATEMENTS

As of September 30st, 2011.

(Amounts stated in USGAAP)

			2011

N1	CASH AND CASH EQUIVALENTS		6,736
	CASH	1,142
	BANAMEX (794)	790
	BANAMEX (575)	4,779
	BANCOMER	0
	OTHERS	25

N2	ACCOUNTS RECEIVABLE		245,965
	CUSTOMERS M.N	221,410
	CUSTOMERS 0%	1,170
	DEBTORS M.N.	20,867
	DEBTORS M.E.	2,518

N3	COLLECTABLE TAXES		2,996
	VAT IN FAVOR	2,996

N4	PREPAID EXPENSES		16,767
	PREPAID TAXES	4,972
	ADVANCE TO SUPPLIERS M.E.	11,371
	ADVANCE TO SUPPLIERS M.N.	423

N5	OTHER ASSETS		10,508
	CREDITABLE VAT NOT PAID	10,508

N6	PROPERTY, PLANT AND EQUIPMENT		73,924
	TRANSPORT EQUIPMENT	67,582
	COMPUTER EQUIPMENT	6,342
	OFFICE EQUIPMENT	0

N7	ACCOUNTS PAYABLE		334,663
	FOREIGN SUPPLIERS	118,086
	SUNDRY CREDITORS	216,577

N8	OTHER LIABILITIES		31,016
	ADVANCE FOR CUSTOMERS	477
	VAT PAID TO BE CHARGE	30,539

N9	ACCUMULATED LOSS		38,044
	FISCAL YEAR 2008	14,838
	FISCAL YEAR 2009	6,178
	FISCAL YEAR 2010	17,028

N10	ACCUMULATED GAIN		106
	FISCAL YEAR 2007	106

DIVINE SKIN LABORATORIES, S.A. DE C.V.

STATEMENT OF FINANCIAL POSITION

As of September 30st, 2012.

(Amounts stated in USGAAP)

	2012

ASSETS

CURRENT ASSETS

CASH AND CASH EQUIVALENTS	70,762	N1
ACCOUNTS RECEIVABLE	392,323	N2
COLLECTABLE TAXES	11,165	N3
INVENTORY	249,296
PREPAID EXPENSES	43,248	N4
OTHER ASSETS	2,778	N5
	769,572
FIXED ASSETS

PROPERTY, PLANT AND EQUIPMENT	148,702	N6
ACCUMULATED DEPRECIATION	(38,590)
	110,112

DEFERRED ASSETS

EXPENSES TO BE AMORTIZED	195,145
AMORTIZATIONS	(48,786)
	146,359
TOTAL ASSETS	1,026,043

LIABILITIES

ACCOUNTS PAYABLE	374,969	N7
PAYABLE TAXES	7,718
OTHER LIABILITIES	49,489	N8

	432,175

CAPITAL

CAPITAL	128,210
LEGAL RESERVE	12,130
NET INCOME OF THE YEAR	214,018
ACCUMULATED LOSS	(40,793)	N9
ACCUMULATED GAIN	203,431	N10
ACCUMULATED EFFECT FOR CONVERSION
	516,996

TOTAL LIABILITIES AND CAPITAL	1,026,043

DIVINE SKIN LABORATORIES, S.A. DE C.V.

STATEMENT OF INCOME

For the nine months ended September 30st, 2012.

(Amounts stated in USGAAP)

2012

TOTAL REVENUE	1,334,820
COST OF SALES	416,398
GROSS PROFIT	918,422

OPERATING EXPENSES

ADMINISTRATIVE EXPENSES	639,569

OPERATING PROFIT	278,853

INTEREST INCOME	-

INTEREST EXPENSE	(4,030)

FOREIGN EXCHANGE GAIN	46,149

FOREIGN EXCHANGE LOSS	(30,726)

OTHER INCOMES AND EXPENSES

OTHER INCOMES	660

OTHER EXPENSES	(18)

12,036

PROFIT BEFORE TAXES	290,889

TAXES

INCOME TAX	76,871

NET PROFIT	214,018

DIVINE SKIN LABORATORIES, S.A. DE C.V.

STATEMENT OF CASH FLOW

For the nine months ended September 30, 2012.

(Amounts stated in USGAAP)

2012

OPERATING ACTIVITIES
NET PROFIT BEFORE TAXES	290,889
ADJUSTEMENTS:
DEPRECIATION AND AMORTIZATION	73,071
DEFERRED INCOME TAX PROVISION	(76,871)
CHANGES IN ASSETS AND LIABILITIES, NET OF EFFECTS OF ACQUISITIONS:
ACCOUNTS RECEIVABLE	(34,676)
INVENTORY	(114,057)
PREPAID EXPENSES	(23,482)
OTHER ASSETS	25,190
PAYABLE TAXES	71,723
SUPPLIERS	(72,228)
OTHER LIABILITIES	616

NET CASH PROVIDED BY OPERATING ACTIVITIES	(150,714)

INVESTING ACTIVITIES
ACQUISITION OF FIXED ASSETS	(70,742)
EXPENSES TO BE AMORTIZED	0
INCREASE OF CAPITAL	0

NET CASH FLOW PROVIDED BY INVESTING ACTIVITIES	(70,742)

FINANCING ACTIVITIES
DIVIDENDS TO SHAREHOLDERS	(20,748)

NET CASH FLOW PROVIDED BY FINANCING ACTIVITIES	(20,748)

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	9,940
NET INCREASE(DECREASE) IN CASH AND CASH EQUIVALENTS	58,625

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	12,137
CASH AND CASH EQUIVALENTS AT END OF YEAR	70,762

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
CASH PAID FOR INTEREST	4,030

DIVINE SKIN LABORATORIES, S.A. DE C.V.

NOTES TO THE FINANCIAL STATEMENTS

As of September 30st, 2012.

(Amounts stated in USGAAP)

			2012

N1	CASH AND CASH EQUIVALENTS		70,762
	CASH	389
	BANAMEX (794)	596
	BANAMEX (575)	68,425
	BANCOMER	1,325
	OTHERS	27

N2	ACCOUNTS RECEIVABLE		392,323
	CUSTOMERS M.N	358,791
	CUSTOMERS 0%	11,083
	DEBTORS M.N.	20,916
	DEBTORS M.E.	1,533

N3	COLLECTABLE TAXES		11,165
	VAT IN FAVOR	11,165

N4	PREPAID EXPENSES		43,248
	PREPAID TAXES	28,187
	ADVANCE TO SUPPLIERS M.E.	14,607
	ADVANCE TO SUPPLIERS M.N.	454

N5	OTHER ASSETS		2,778
	CREDITABLE VAT NOT PAID	2,778

N6	PROPERTY, PLANT AND EQUIPMENT		148,702
	TRANSPORT EQUIPMENT	129,398
	COMPUTER EQUIPMENT	17,947
	OFFICE EQUIPMENT	1,356

N7	ACCOUNTS PAYABLE		374,969
	FOREIGN SUPPLIERS	184,875
	SUNDRY CREDITORS	190,094

N8	OTHER LIABILITIES		49,489
	ADVANCE FOR CUSTOMERS	0
	VAT PAID TO BE CHARGE	49,489

N9	ACCUMULATED LOSS		40,793
	FISCAL YEAR 2008	15,910
	FISCAL YEAR 2009	6,625
	FISCAL YEAR 2010	18,258

N10	ACCUMULATED GAIN		203,431
	FISCAL YEAR 2007	114
	FISCAL YEAR 2011	203,317

DIVINE SKIN LABORATORIES, S.A. DE C.V.

STATEMENT OF FINANCIAL POSITION

(COMPARATIVE‐ USGAAP)

	SEPTEMBER	DECEMBER	SEPTEMBER	DECEMBER
	2012	2011	2011	2010
ASSETS

CURRENT ASSETS

CASH AND CASH EQUIVALENTS	70,762	12,137	6,736	5,582
ACCOUNTS RECEIVABLE	392,323	357,647	245,965	97,786
COLLECTABLE TAXES	11,165	15,637	2,996	349
INVENTORY	249,296	135,239	104,862	51,498
PREPAID EXPENSES	43,248	19,766	16,767	4,082
OTHER ASSETS	2,778	23,496	10,508	390
	769,572	563,922	387,833	159,687
FIXED ASSETS

PROPERTY, PLANT AND EQUIPMENT	148,702	77,960	73,924	21,695
ACCUMULATED DEPRECIATION	(38,590)	(14,305)	(9,624)	(1,850)
	110,112	63,655	64,300	19,845
DEFERRED ASSETS

EXPENSES TO BE AMORTIZED	195,145	180,061	51,010	‐
AMORTIZATIONS	(48,786)	-	‐	-
	146,359	180,061	51,010	‐

TOTAL ASSETS	1,026,043	807,639	503,143	179,532

LIABILITIES

ACCOUNTS PAYABLE	374,969	447,197	334,663	203,557
PAYABLE TAXES	84,589	12,866	43,373	941
OTHER LIABILITIES	49,489	48,873	31,016	13,377
	509,047	508,936	409,052	217,875

CAPITAL

CAPITAL	128,210	118,300	3,623	4,049
LEGAL RESERVE	12,130	-	-	-
NET INCOME OF THE YEAR	214,018	217,938	128,406	(19,027)
ACCUMULATED LOSS	(40,793)	(37,640)	(38,044)	(23,484)
ACCUMULATED GAIN	203,431	105	106	119
	516,996	298,703	94,091	(38,343)

TOTAL PASIVO Y CAPITAL	1,026,043	807,639	503,143	179,532

DIVINE SKIN LABORATORIES, S.A. DE C.V.

STATEMENT OF INCOME

(COMPARATIVE‐ USGAAP)

	SEPTEMBER	DECEMBER	SEPTEMBER	DECEMBER
	2012	2011	2011	2010

TOTAL REVENUE	1,334,820	1,145,219	795,832	551,465

COST OF SALES	416,398	547,067	401,838	349,385

GROSS PROFIT	918,422	598,152	393,993	202,079

OPERATING EXPENSES

ADMINISTRATIVE EXPENSES	639,569	350,793	209,413	217,785

OPERATING PROFIT	278,853	247,359	184,580	(15,705)

INTEREST INCOME	-	-	-	-
INTEREST EXPENSE	(4,030)	(2,505)	(1,698)	(2,165)
FOREIGN EXCHANGE GAIN	46,149	21,372	8,634	7,479
FOREIGN EXCHANGE LOSS	(30,726)	(35,657)	(20,855)	(8,855)

OTHER INCOMES AND EXPENSES

OTHER INCOMES	660	20	20	275
OTHER EXPENSES	(18)	(1)	(1)	(56)
	12,036	(16,771)	(13,901)	(3,322)
PROFIT BEFORE TAXES	290,889	230,587	170,679	(19,027)

TAXES

INCOME TAX	76,871	12,650	42,273

NET PROFIT	214,018	217,938	128,406	(19,027)

DIVINE SKIN LABORATORIES, S.A. DE C.V.

STATEMENT OF CASH FLOW

COMPARATIVE

(Amounts stated in USGAAP)

	SEPTEMBER	DECEMBER	SEPTEMBER	DECEMBER
	2012	2011	2011	2010

OPERATING ACTIVITIES
NET PROFIT BEFORE TAXES	290,889	230,587	170,679	(19,027)
ADJUSTEMENTS:
DEPRECIATION AND AMORTIZATION	73,071	12,455	7,774	1,267
DEFERRED INCOME TAX PROVISION	(76,871)	(12,650)	(42,273)	0
CHANGES IN ASSETS AND LIABILITIES, NET OF EFFECTS OF ACQUISITIONS:
ACCOUNTS RECEIVABLE	(34,676)	(259,861)	(148,179)	(49,439)
INVENTORY	(114,057)	(83,741)	(53,364)	26,265
PREPAID EXPENSES	(23,482)	(15,684)	(12,685)	0
OTHER ASSETS	25,190	(38,394)	(12,765)	0
PAYABLE TAXES	71,723	11,925	42,431	290
SUPPLIERS	(72,228)	243,640	131,106	36,408
OTHER LIABILITIES	616	35,496	17,639	9,660

NET CASH PROVIDED BY OPERATING ACTIVITIES	(150,714)	(106,814)	(70,316)	5,424

INVESTING ACTIVITIES
ACQUISITION OF FIXED ASSETS	(70,742)	(56,265)	(52,229)	(20,238)
EXPENSES TO BE AMORTIZED	0	(180,061)	(51,010)	0
INCREASE OF CAPITAL	0	114,251	0	0

NET CASH FLOW PROVIDED BY INVESTING ACTIVITIES	(70,742)	(122,075)	(103,239)	(20,238)

FINANCING ACTIVITIES
DIVIDENDS TO SHAREHOLDERS	(20,748)	0	0	0

NET CASH FLOW PROVIDED BY FINANCING ACTIVITIES	(20,748)	0	0	0

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	9,940	4,857	4,030	0
NET INCREASE(DECREASE) IN CASH AND CASH EQUIVALENTS	58,625	6,555	1,154	(14,813)

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	12,137	5,582	5,582	20,396
CASH AND CASH EQUIVALENTS AT END OF YEAR	70,762	12,137	6,736	5,582

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
CASH PAID FOR INTEREST	4,030	2,505	1,698	2,165

DIVINE SKIN LABORATORIES, S.A. DE C.V.

NOTES TO THE AUDIT

Method of presentation and translation into English:

The Financial Statements referred to above were originally issued in Spanish for use in Mexico. They have been translated into English for convenience of the user.

These Financial Statements have been prepared on the basis of the Financial Reporting Standards applicable in Mexico and the Accounting Principles Generally Accepted in the United States of America.

Accordingly, the Financial Statements are presented in accordance with Local GAAP which according to Regulation S-X Rule 3-05 (c ) requires a reconciliation to U.S. GAAP, which we have complied with by restating our Financial Statements to reflect U.S. GAAP.

NOTE 1. BASIS OF PRESENTATION FOR LOCAL TAX AUTHORITIES

The Financial Statements referred to above and the related notes were not prepared for the Federal Tax Auditing General Management’s  use;  therefore  they  have  not  been  submitted  and  classified  according  to  the formats designed   by  said  management,   therefore   the  aforementioned   Financial   Statements  were audited and review based on the existing firm Financial Statements by December 31, 2010, December 31,2011, September 30, 2011 and September 30 2012.

NOTE 2. INCORPORATION AND PURPOSE.

The company was incorporated by the First certified copy of public deed No. 20139 (hereinafter the “INCORPORATION  AGREEMENT”),  dated  September  11th,  2007 granted  before  Efrain  Martin  Virues  y Lazos, Notary Public No. 214 in the Federal District, duly recorded in the Public Property Registry in this City with date October 15,2007, evidencing the integration of  “MD LABORATORIES S.A. DE C.V.” (Hereinafter the “Corporation”).

Such “Incorporation Agreement” provides the following:

•

Name: MD LABORATORIES SA de CV

•

Duration: 99 years

•

Domicile: México, Federal District

•

Purpose: buying, selling, importing, exporting, distributing, marketing, administrating, controlling, registering, representing, transporting, commercializing, producing, elaborating, fabricating, transforming and representing any kind of commercial and industrial products, including but not limited pharmaceutical and medical products and exploitations of patents, rights, brand and commercial names. Providing services of advice, consultancy and orientation about commercial opportunities inside and outside the country, also related with technology, brands and patents.

•

Capital stock:

In local GAAP 50,000 pesos reflected in US GAAP 3,885.15 USD.

•

Shareholders

Shareholder	Value (US GAAP)
Fernando Tamez Gutiérrez	1,942.57
Alfonso Tamez García	971.29
María Concepción Gutiérrez Ruiz	971.29

•

Mexican Corporation – Foreigners exclusion

•

Sole Administrator‐ Fernando Tamez Gutiérrez

•

Commissary‐ Adriana Ivonne Aguirre Gómez

•

Power of attorney granted to: Fernando Tamez Gutiérrez, Alfonso Tamez García and María

Concepción Gutiérrez Ruiz

I.

Minutes of Extraordinary Shareholders Meeting, No. 22,541 held on July 15, 2008, granted before Efrain Martin Virues y Lazos, Notary Public No. 214 in the Federal District, duly recorded in the Public Property Registry in this City with date August 06, 2008 by which it was decided to change the name of the “Corporation” and to change its articles of incorporation.

Based on the above, the name of the “Corporation” was change to:

“DIVINE SKIN LABORATORIES” S.A. de C.V.

II.

Minutes of Ordinary Shareholders Meeting held on December 30, 2011, by which it was decided  to  increase  the  capital  stock  of  the  “Corporation”  in  its  variable  portion  in Local GAAP 1,600 000.00 (One million six hundred thousand 00/100 MXN) and reflected in USGAAP 124,324.95 USD (One hundred twenty four thousand three hundred twenty four point ninety five USD) and to change its articles of incorporation.

Based on the above, the capital stock is integrated as follows:

Fixed Capital

Shareholder	Value (US GAAP)
Fernando Tamez Gutiérrez	1,942.57
Alfonso Tamez García	971.29
María Concepción Gutiérrez Ruiz	971.29

Variable Capital

Shareholder	Value (US GAAP)
Fernando Tamez Gutiérrez	116,554.64
Alfonso Tamez García	7,770.31
María Concepción Gutiérrez Ruiz	0

Capital Stock

Shareholder	Value (US GAAP)
Fernando Tamez Gutiérrez	118,497.21
Alfonso Tamez García	8,741.60
María Concepción Gutiérrez Ruiz	971.29
TOTAL	128,210.10

*The exchange rate used for the reconciliation to U.S. GAAP corresponds to the closing day of the report. (September 30, 2012).

NOTE 3. MAIN ACCOUNTING POLICIES.

A) CASH FLOW STATUS.

As of the accounting year of 2008, the Financial Reporting Standard in Mexico (NIF B‐2) came into effect (Cash flow status) instead of the Bulletin B‐12 (Statement of changes in the Financial Situation), the NIF B‐2 shows the cash receipts and payments during one period, by applying the direct method (at least, the most important gross charges and payments shall be presented) or indirect (starting from the profit or loss before taxes and entries related to investment activities are added, with financing activities). The company decided to apply the indirect method for the Cash Flow Statements; also the Cash Flow Statements are prepared in accordance with the U.S. GAAP Codification of Accounting Standards (ASC 230).

B) ACKNOWLEDGEMENT OF THE EFFECTS OF INFLATION

Derived  from  the  changes  to  the Financial Reporting Standard in Mexico  (NIF  B‐10),  for  the  accounting  years  ended  in  2008  and for the subsequent years, it is necessary that the effects of inflation be acknowledged in the Financial Information whenever their effects are relevant, which occurs when the inflation equals or exceeds the accumulated 26% during the three former annual accounting years. In addition, it includes the possibility of choosing between using the National Consumer Price Index or Investment Units for measuring the effects of inflation, it also eliminates the specific methods for restitution and indexing cost assessment for inventories and fixed assets and it requires that the results for property monetary position and the results for the possession of non‐monetary assets be classified again into accumulative results.

The Financial Statements as of September 30, 2012 were prepared on the basis of the original historic value, therefore, they do not recognize the effects of inflation in the Financial Information, in the terms set forth in the NIF B‐10 and its adaptations, which provides that entries shall be presented in legal tender (pesos) of the closing of the last accounting year.

C) CHANGES IN ACCOUNTING POLICIES DUE TO THE RECENTLY ADOPTED FINANCIAL REPORTING STANDARDS.

The company has adopted the following Financial Reporting Standards, International Financial Reporting Standards, and Improvements to Financial Reporting Standards which are effective as of January 1, 2011 and should be applied since the effective date of the same.

•

NIFC‐5“Prepaidexpenses”

•

NIFC‐6“Property,plant and equipment

•

Improvements to FRS 2011.

E) PREPAID EXPENSES

Prepaid expenses represent benefits for which the inherent risks to the services that are about to receive are not transferred to the company yet.

F) FURNITURE AND EQUIPMENT.

Furniture and equipment are recorded at the acquisition cost. Depreciation is calculated by using the straight‐ line method, based on the useful life thereof, in accordance as per Mexican law the following annual rates are: Furniture and office equipment 10%, transportation equipment 25%, Computer equipment 30%.

G) FOREIGN CURRENCY TRANSACTIONS.

All the transactions made in a foreign currency are recorded at the current exchange rate of the effective date of the transaction. Foreign currency assets and liabilities are actualized at the end of every period using the applicable exchange rate of the period. At the end of the accounting year the assets and liabilities are actualized using the official closing exchange rate of the year. Exchange rate fluctuations are included in the corresponding Income Statement.

H) LABOR LIABILITIES.

The registration of the payments for indemnifications to the personnel, retirement benefits and seniority bonuses to the employees set forth in the Federal Labor Law, are charged to the results of the accounting year in which they are made.

I) FIXED ASSETS

The fixed assets are recorded at their acquisition cost; later on the depreciation is calculated using the straight line method, applying the current rate on the tax legislation.

NOTE 4. LABOR LIABILITIES

According to the Federal Labor Law, the firm has labor liabilities to be paid to the employees who stop working there under certain circumstances.

Until the date of the report, the firm has not adopted the regulations contained in the Financial Reporting Standard in Mexico (NIF D‐3) “Benefits for the employees”, which provides the acknowledgement of liabilities generated by benefits for the employees during and at the end of their labor relationship. The NIF D‐3 includes the employees’ profit sharing as part of its internal regulations. The cost and liabilities as of the date of the report has not been calculated.

Based on the Accounting Principles Generally Accepted in the United States of America, the company is obligated to register a provision of the labor liabilities, but as per Mexican law and the Financial Reporting Standards applicable in Mexico the companies are not obligated to register that provision so for effects of this report the aforementioned provision has not been created.

NOTE 5. TAXES ON THE PROFITS.

As of the accounting year of 2008, the Financial Reporting Standard in Mexico (NIF D‐4) “Taxes on Profits” have been changed. The most important changes were the relocating of the accounting treatment of the employee’s profit share to the Financial Reporting Standard in Mexico (NIF D‐3), the elimination of the term of permanent difference and the requires that the balance of “Accumulative effect of Income tax” be classified again in Accumulative results unless they are identified with some of the integral entries pending to be applied to the results.

The deferred tax shall be determined using the assets and liabilities method, under this method, a deferred tax may be recognized by all the temporary differences between the accounting and tax values of the assets and liabilities.

Until the day of the report, said effect has not been calculated.

NOTE 6. DEFERRED INCOME TAX.

In accordance with the Accounting Principles Generally Accepted in the United States of America is necessary to estimate an Income tax for the interim period presented, for effects of this report the aforementioned tax was estimated for the Financial Statements as of September 30, 2011 and September 30, 2012, the amount of Income tax of those dates can change at the closing date of the year caused by future entries register in the accounting.

As per Mexican Law the interim period estimate of Income tax is not required.

NOTE 7.  EXPENSES TO BE AMORTIZED.

The expenses to be amortized included in the Cash Flow Statements correspond to prepaid expenses of Advertising, which the company expected to have economic benefits in future periods.

NOTE 8. STOCKHOLDERS’ EQUITY.

A)

The company current paid-in and subscribed fixed capital reflected in US GAAP is 3,885.15 USD which represents the company minimum fixed capital not subject to withdrawal.

The variable capital of the company reflected in US GAAP is 124,324.95 USD; the variable capital of the company is unlimited.

B)

Restrictions on the stockholders’ equity: As of January 1st, 1999, according to the tax regulations, the distribution of profits and other reserves are subject to tax withholding according to the calculations set forth by law including the dividends paid to individuals or entities living abroad, except for the distribution from the account of net tax profit.

NOTE 9.  FOREIGN EXCLUSION.

According the above Note 2 Incorporation and purpose, the company bylaws state a Foreigner exclusion clause. Meaning that in case a foreigner investor have the intention to invest in the corporation, the bylaws should need to be amended, providing the corresponding notice to the Ministry of Foreign Affairs, thirty business days subsequent to such amendment.

NOTE 10.  INVENTORY.

According to our Audit, we practiced an adjustment to the Inventory. This adjustment was practiced for the purpose of recognizing the sub valuation of the Inventory applied for fiscal effects.

The  adjustment  that  we  practiced  was  for  the  amount  in Local GAAP of $  1,255,271.07 and reflected in US GAAP of  97,538.44 USD state in the Financial Statements of September 30,2012.

NOTE 11. RECONCILIATION TO USGAAP.

According to the United States Generally Accepted Accounting Principles (USGAAP).

ASC 830 (before FAS 52) “Foreign Currency Translation”

Mexico is a Non‐Inflationary Environment, therefore to practice a reconciliation of the Financial Statements from Local GAAP (Functional Currency) to USGAAP (Report Currency); the exchange rate used will corresponds to the closing day of the year or the closing day of the Report state in the Official Federal Daily.

Closing exchange rate of December 31, 2010 – 12.3496

Closing exchange rate of September 30, 2011 – 13.7994

Closing exchange rate of December 31, 2011 – 13.9476

Closing exchange rate of September 30, 2012 – 12.8695

NOTE 12 LEGAL RESERVE.

As per Mexican law the article 20 of the General Law of Corporations and Partnerships establish that from the net profits of the company, five percent must be separated annually, as a minimum, in order to form the reserve fund, until it reach the fifth part of the corporate capital of the company.

The reserve fund must be reconstituted in the same way, when it is diminished for any reason.

The legal reserve relating to 5% of capital stock was not determined until such reserve reaches to at least an amount equal to 20% of capital stock.

In 2012 the company created the legal reserve for the amount in Local GAAP of 156,110.00 pesos and reflected in US GAAP to 12,130.23 USD state in the Financial Statements of September 30, 2012.

NOTE 13. DIVIDENDS.

In 2012 the company distributed dividends to the shareholders as a result of the utilities (profit) in 2011.

The distribution corresponds to the amount in Local GAAP to $ 267,011.00 pesos and reflected in US GAAP to 20,747.58 USD state in the Financial Statements as of September 30, 2012.

NOTE 14. SUBSEQUENT EVENTS.

According the above Note 9 “Foreign Exclusion”, the company Divine Skin Laboratories, S.A. DE C.V. celebrated on effective November 1, 2012 a Share Exchange Agreement with DS Healthcare Group, Inc., where DS Healthcare Group, Inc. acquired essentially 100% of the outstanding capital stock of Divine Skin Laboratories, S.A. DE C.V. In accordance with Mexican law, Mexican companies must have two shareholders therefore Fernando Tamez Gutierrez will retain one share of capital stock of Divine Skin Laboratories, S.A. DE C.V.

In the aforementioned, Share Exchange Agreement, the Foreigner Exclusion Clause was amended and the notice has been presented in the Ministry of Foreign Affairs as established.

No more material subsequent events or transactions have come to our attention.

C.P.C. Germán Godoy Luna

(Certified Public Accountant in Mexico)

Despacho Godoy Novoa y Asociados, S.C.

México City, February 11, 2013.